UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On March 28, 2024, Planet Labs PBC (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter and full year ended January 31, 2024. The Company announced that it will hold a conference call and webcast to discuss these results at 5:00 p.m. eastern time on March 28, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02, including the information contained in Exhibit 99.1, of this Current Report on Form 8-K is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 25, 2024, Kevin Weil, President, Product & Business of the Company informed the Company of his intention to resign from his role effective May 6, 2024. Mr. Weil's departure is not the result of any disagreement with the Company. The Company thanks Mr. Weil for his many contributions. Following the transition date, it is expected that Mr. Weil will continue as an advisor of the Company for a period of time and join the board of directors of Planet Labs Federal Inc., a subsidiary of the Company. The Company and Mr. Weil expect to enter into one or more advisory agreements setting forth the terms of the advisory roles. The Company intends to file an 8-K once such arrangements are finalized.
In addition, on March 27, 2024, the Board appointed Ashley Johnson, the Company’s current Chief Financial and Operating Officer, as the Company’s President and Chief Financial Officer. Ms. Johnson and Mr. Weil are working together to ensure an orderly transition.
The background and business experience of Ms. Johnson and information regarding any transactions between Ms. Johnson and the Company subject to disclosure under Item 404(a) of Regulation S-K are disclosed in the Company’s Proxy Statement for its 2023 annual meeting of stockholders, as filed with the Securities Exchange Commission on May 30, 2023. There are no arrangements or understandings between Ms. Johnson and any other persons pursuant to which she was appointed as President and Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Planet Labs PBC dated March 28, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet Labs PBC

Date: March 28, 2024	By:	/s/ Ashley Johnson
Ashley Johnson Chief Financial and Operating Officer